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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 20, 1998


                             STREAMLOGIC CORPORATION
             (Exact name of registrant as specified in its charter)




                DELAWARE                              95-3093858
    (State or other jurisdiction of                 (I.R.S. employer
     incorporation or organization)              identification number)


                         COMMISSION FILE NUMBER: 0-12046


                               8450 CENTRAL AVENUE
                            NEWARK, CALIFORNIA 94560
              (Address of principal executive offices and zip code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (510) 608-4000




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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         On June 26, 1997, StreamLogic Corporation (the "Company") filed a voluntary petition in the United States Bankruptcy Court for the Northern District of California, San Francisco Division ("Bankruptcy Court"), seeking protection under Chapter 11 of the United States Bankruptcy Code. The Company will continue to operate as a debtor-in-possession, with its existing directors and officers, subject to the supervision and orders of the Bankruptcy Court.

ITEM 5.  OTHER EVENTS.

         See attached Press Release dated February 3, 1998.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                                    Exhibits

99.1 Monthly Operating Report for the Month of December 1997, as filed with the United States Bankruptcy Court for the Northern District of California, San Francisco Division.

99.2     Press Release dated February 3, 1998.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    STREAMLOGIC CORPORATION
                                    (Registrant)



Date:  February 3, 1998             By  /s/ Chapman Stranahan
                                       ----------------------
                                             Chapman Stranahan
                                             President


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                                  Exhibit Index


99.1 Monthly Operating Report for the Month of December 1997, as filed with the United States Bankruptcy Court for the Northern District of California, San Francisco Division.

99.2     Press Release dated February 3, 1998.



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